Exhibit 10.1

THIRD AMENDMENT

TO THE PULMATRIX, INC. AMENDED AND RESTATED 2013 EMPLOYEE,

DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

This THIRD AMENDMENT TO THE PULMATRIX, INC. AMENDED AND RESTATED 2013 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN (this “Amendment”), dated as of September 6, 2019, is made and entered into by Pulmatrix, Inc., a Delaware corporation (the “Company”), subject to approval by the Company’s stockholders. Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (the “Incentive Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Incentive Plan in order to attract and retain the services of key employees, consultants, and directors of the Company and its affiliates;

WHEREAS, Section 32 of the Incentive Plan permits the Board of Directors of the Company (the “Board”) to amend the Incentive Plan at any time;

WHEREAS, upon the adoption of the Incentive Plan, subject to adjustment, the Company initially reserved a total of 6,853,319 shares of its Common Stock to be issued pursuant to awards under the Incentive Plan;

WHEREAS, on June 15, 2015, the Company effected a 1-for-2.5 reverse stock split of its issued and outstanding Common Stock such that, after giving effect to the reverse stock split and other adjustments, there were 2,713,261 shares of Common Stock initially reserved for issuance under the Incentive Plan;

WHEREAS, in accordance with the “evergreen” provision in the Incentive Plan, the number of shares of Common Stock reserved for issuance under the Incentive Plan was automatically increased on January 1, 2016, January 1, 2017, and January 1, 2018 by 737,288 shares, 742,526 shares, and 903,600 shares, respectively, for a total of 5,096,675 shares reserved for issuance under the Incentive Plan;

WHEREAS, effective as of June 5, 2018, the First Amendment to the Incentive Plan increased the aggregate number of shares of common stock that are reserved and may be delivered pursuant to awards under the Incentive Plan by an additional 7,403,325 shares, for an aggregate maximum total of 12,500,000 shares available under the Incentive Plan;

WHEREAS, in accordance with the “evergreen” provision in the Incentive Plan, on January 1, 2019, the number of shares of Common Stock reserved for issuance under the Incentive Plan was automatically increased by 2,466,370 shares for a total of 14,966,370 shares reserved for issuance under the Incentive Plan;

WHEREAS, on February 5, 2019, the Company effected a 1-for-10 reverse stock split of its issued and outstanding common stock such that, after giving effect to the reverse stock split and other adjustments, there were 1,496,637 shares of common stock reserved for issuance under the Incentive Plan;

WHEREAS, effective as of March 11, 2019, the Company adopted the Second Amendment to the Incentive Plan, which did not materially modify the Incentive Plan or affect the shares of common stock reserved for issuance thereunder; and

WHEREAS, the Board desires to amend the Incentive Plan to increase the aggregate number of shares of Common Stock that are reserved and may be delivered pursuant to awards under the Incentive Plan by an additional 2,563,363 shares, for an aggregate maximum total of 4,060,000 shares available under the Incentive Plan (on a post-split basis); and

WHEREAS, as of the date hereof, the Board resolved that this Amendment be adopted and that the Incentive Plan be amended as set forth herein.

NOW, THEREFORE, in accordance with Section 32 of the Incentive Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Incentive Plan, effective as of the date hereof, as follows:

1. Subsection 3(a) of the Incentive Plan is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following new Subsection 3(a):

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 4,060,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan. ISOs may be issued for up to 4,060,000 Shares issuable pursuant to the Plan.

2. Except as expressly amended by this Amendment, the Incentive Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * * *

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

PULMATRIX, INC.

By:	/s/ William Duke, Jr.
Name:	William Duke, Jr.
Title:	Chief Financial Officer

Signature Page to the Third Amendment to the

Pulmatrix, Inc. Amended and Restated

2013 Employee, Director and Consultant Incentive Plan